UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 30, 2013

SANUWAVE HEALTH, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52985	20-1176000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11475 Great Oaks Way, Suite 150, Alpharetta, Georgia		30022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(678) 581-6843

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02     Unregistered Sales of Equity Securities.

On September 30, 2013, SANUWAVE Health, Inc., a Nevada Corporation, (the “Company”), in conjunction with an offering of up to an aggregate of $600,000 in securities (the “Offering”) of the Company pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Act”), issued 675,000 Units (as described below) to certain “accredited investors,” as that term is defined in the Securities and Exchange Commission’s (the “SEC”) Rule 501 of Regulation D under the Act, for an aggregate total purchase price of $405,000. In addition, on October 3, 2013, in conjunction with the Offering, the Company issued an additional 125,000 Units for an aggregate total purchase price of $75,000. The Company has further received subscription agreements for the remaining 200,000 Units in the Offering for a total purchase price of $120,000. The full number of Units for sale in the Offering to accredited investors was 1,000,000 at a total aggregate purchase price of $600,000.

The Offering was conducted pursuant to the exemption from registration provided by Section 4(a)(2) of the Act and Rule 506 of Regulation D thereunder. The Company did not utilize any form of general solicitation or general advertising in connection with the offering. The Company took reasonable care to assure that the accredited investors are not underwriters within the meaning of Section 2(a)(11) of the Act, including obtaining agreements from each such accredited investor not to sell, transfer or otherwise dispose of the Units other than pursuant to a registration statement under the Act or an available exemption therefrom. The Company reasonably believes that no purchasers of the Units are non-accredited investors. Within 15 calendar days of the first sale of Units in the Offering, the Company filed a notice of sale on Form D.

Each Unit was sold to the accredited investors at a purchase price of $0.60 per Unit. Each “Unit” in the Offering consists of: (i) one share of common stock, par value $0.001 per share (the “Common Stock”); and (ii) a five-year common stock purchase warrant (the “Warrant”) to purchase one share of Common Stock, at an exercise price of $0.85. The Warrants are callable by the Company if the average share price of the Common Stock is at or above $1.40 for a twenty (20) day period.

The form of the Subscription Agreement used by the Company in connection with the Offering is attached hereto as Exhibit 10.1, and is incorporated by reference herein.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.     Description

10.1          Form of Subscription Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANUWAVE HEALTH, INC.

Dated: October 3, 2013	By:	/s/Barry J. Jenkins
Name: Barry J. Jenkins
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Subscription Agreement.